SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On November 30 – December 2, 2021, the Board of Trustees (the “Board”) of the Trust voted to replace Invesco Advisers, Inc. (“Invesco”) with William Blair Investment Management, LLC (“William Blair”) as the sub-adviser for the JNL/Invesco International Growth Fund (the “Fund”), a series of the Trust, effective April 25, 2022. Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Invesco International Growth Fund	JNL/William Blair International Leaders Fund

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely, /s/ Mark D. Nerud
Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Invesco International Growth Fund

March 17, 2022

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 128 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio management of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

On November 30 – December 2, 2021, the Board, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Invesco International Growth Fund (the “Fund”) voted to replace Invesco Advisers, Inc. (“Invesco”) with William Blair Investment Management, LLC (“William Blair”) as the Sub-Adviser for the Fund and to approve an investment sub-advisory agreement between JNAM and William Blair (the “William Blair Sub-Advisory Agreement”), appointing William Blair as the new Sub-Adviser to the Fund. William Blair does not currently serve as a Sub-Adviser to any Funds in the Trust.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the William Blair Sub-Advisory Agreement and about William Blair’s appointment as the new Sub-Adviser to the Fund, effective April 25, 2022. In connection with William Blair’s appointment, the Fund’s name will change to the JNL/William Blair International Leaders Fund, effective April 25, 2022.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

William Blair, a Delaware a limited liability company, is located at 150 North Riverside Plaza, Chicago, Illinois 60606.

This Information Statement is being provided to contract owners of record for the Fund as of March 4, 2022. It will be mailed on or about March 25, 2022.

II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Upon the replacement of Invesco with William Blair as Sub-Adviser, effective April 25, 2022, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Invesco International Growth Fund	JNL/William Blair International Leaders Fund

The Fund’s investment objective will change as a result of the appointment of William Blair as Sub-Adviser to the Fund. Effective April 25, 2022, the investment objective for the Fund will be as follows:

Investment Objective. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund’s principal investment strategies will also change as a result of the appointment of the William Blair as Sub-Adviser to the Fund. Effective April 25, 2022, the principal investment strategies for the Fund will be as follows:

Principal Investment Strategies. Under normal market conditions, the Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair Investment Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes have above-average growth, profitability, and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 40-70 securities).

The Sub-Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan, and the markets of the Pacific Basin. The Fund may invest at least 40% of its net assets in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, and most Western European countries.

In choosing investments, the Sub-Adviser performs fundamental company analysis and focuses on stock selection. The Sub-Adviser generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. The Sub-Adviser believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Sub-Adviser will vary the Fund’s sector and geographic diversification based upon the Sub-Adviser’s ongoing evaluation of economic, market, and political trends throughout the world. In making decisions regarding country allocation, the Sub-Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries, and other pertinent financial, social, national and political factors.

For a comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement with William Blair Investment Management, LLC

Invesco is the current Sub-Adviser to the Fund, pursuant to a Sub-Advisory Agreement between JNAM and Invesco. The Board most recently approved the Sub-Advisory Agreement at a meeting held on August 31 – September 2, 2021. However, a new Sub-Advisory Agreement became effective on September 13, 2021, which incorporated all terms of the previous agreement. The Sub-Advisory Agreement effective September 13, 2021 was approved by the Board at a meeting held on December 1-3, 2020 and approved by the Fund’s shareholders at a special meeting held on March 15, 2021. The special meeting of shareholders was called to, among other things, approve new advisory, sub-advisory, and distribution agreements pursuant to the announcement by Prudential plc of its intention to pursue a full separation of Jackson, an indirect subsidiary of Prudential plc and a parent company of JNAM (the “Separation”). The Separation was completed on September 13, 2021. The Separation automatically terminated the Trust’s investment advisory and management agreement with JNAM and the sub-advisory agreements with the Sub-Advisers, including the Sub-Advisory Agreement between JNAM and Invesco. The current Sub-Advisory Agreement between JNAM and Invesco became effective on the date of the Separation.

On November 30 – December 2, 2021, the Board, including a majority of the Independent Trustees, voted to replace Invesco with William Blair as Sub-Adviser for the Fund and approved the William Blair Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the William Blair Sub-Advisory Agreement because William Blair is not affiliated with JNAM.

The following description of the William Blair Sub-Advisory Agreement is qualified by the William Blair Sub-Advisory Agreement, attached as Exhibit A.

The William Blair Sub-Advisory Agreement provides that it will remain in effect for its initial term through September 30, 2023, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of the majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The William Blair Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser (with the consent of the Board, including a majority of the Independent Trustees), by a vote of a majority of the outstanding voting securities of the Fund, or by William Blair. The William Blair Sub-Advisory Agreement also terminates automatically in the event of its assignment or the assignment or termination of the Amended and Restated Investment Advisory and Management Agreement between JNAM and the Trust, effective September 13, 2021. Additionally, the William Blair Sub-Advisory Agreement will also terminate upon written notice of a material breach of the William Blair Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The William Blair Sub-Advisory Agreement generally provides that William Blair, its officers, members, or employees will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered with respect to the Fund in connection with the performance of William Blair’s duties under the William Blair Sub-Advisory Agreement, except for a loss resulting from William Blair’s willful misconduct, bad faith, reckless disregard or gross negligence in the performance of its duties or obligations under the William Blair Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund.

The management fees to be paid by the Fund will not increase as a result of the change in Sub-Adviser. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Invesco International Growth Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.550%
$500 million to $2 billion	0.500%
$2 billion to $3 billion	0.480%
$3 billion to $5 billion	0.470%
Over $5 billion	0.460%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/William Blair International Leaders Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.525%
$500 million to $2 billion	0.500%
$2 billion to $3 billion	0.480%
$3 billion to $5 billion	0.470%
Over $5 billion	0.460%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2021. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Invesco International Growth Fund	$6,122,944

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the William Blair Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Invesco. Invesco is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/Invesco International Growth Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate(1)
$0 to $250 million	0.400%
$250 million to $750 million	0.350%
$750 million to $1 billion	0.300%
$1 billion to $2 billion	0.275%
Over $2 billion	0.250%
(1)	For the purpose of calculating the sub-advisory fee for Fund, Invesco applies a fee discount to total sub-advisory fees based on the average daily aggregate net assets of the funds that Invesco sub-advises for JNAM: 2.5% fee reduction for assets between $0 and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

Under the William Blair Sub-Advisory Agreement, William Blair will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/William Blair International Leaders Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
All Assets	0.270%

For the year ended December 31, 2021, JNAM paid Invesco $3,832,566 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to Invesco assuming the William Blair Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of William Blair Investment Management, LLC

William Blair is a global investment firm registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C. ("William Blair & Company"), a firm that was founded in 1935 and is registered with the SEC as both an investment adviser and a securities broker-dealer.

Executive/Principal Officers and General Partner of William Blair located at 150 North Riverside Plaza, Chicago, Illinois 60606:

Names	Title
Brent Walker Gledhill	President, Chief Executive Officer, Executive Committee Member
John Roger Ettelson	Chairman, Executive Committee Member
Walter Ramsay Randall	Chief Compliance Officer
Jon Walter Zindel	Chief Financial Officer, Executive Committee Member
Cissie Citardi	General Counsel, Executive Committee Member
Lisa Dawn Anderson	Director of Operations
Stephanie Grieser Braming	Executive Committee Member
Matthew Montgomery Zimmer	Executive Committee Member
Ryan Jacob Devore	Executive Committee Member
Peter Plenk Dalrymple	Executive Committee Member
WBC Holdings, L.P.	Holding Company

William Blair and William Blair & Company (each of which is a privately held company) are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by its limited partners and its general partner, WBC GP L.L.C.

WBC GP L.L.C., located at 150 North Riverside Plaza, Chicago, Illinois 60606, has a 0.2% ownership interest in WBC Holdings, L.P..

As the Sub-Adviser to the Fund, William Blair will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of March 4, 2022, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of William Blair, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in William Blair or any other entity controlling, controlled by or under common control with William Blair. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2021, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which William Blair, any parent or subsidiary of William Blair, or any subsidiary of the parent of such entities was or is to be a party.

JNL/William Blair International Leaders Fund

The portfolio managers responsible for management of the Fund are Alaina Anderson, CFA, Simon Fennell, and Kenneth J. McAtamney.

Alaina Anderson

Alaina Anderson, CFA, is a Partner of William Blair. Ms. Anderson has co-managed William Blair’s International Leaders strategy since 2021. Ms. Anderson has managed William Blair’s International Leaders ADR strategy since 2019. Before that, Ms. Anderson covered multiple sectors as a research analyst for William Blair, including the Consumer and Health Care sectors, along with her most recent responsibilities covering real assets companies. Before joining William Blair in 2006, Ms. Andersen was a senior analyst in the investments department of the MacArthur Foundation, where she provided research support for internally managed portfolios and was involved in investment manager due diligence, selection and monitoring for the foundation’s U.S., non-U.S., and hedge fund portfolios. Before joining the MacArthur Foundation, Ms. Andersen was an investor relations consultant with Ashton Partners and a financial advisor with UBS Painewebber. She is a member of the CFA Institute and the CFA Society Chicago. Education: B.S., Wharton School at the University of Pennsylvania and an M.B.A. from the University of Chicago’s Booth School of Business.

Simon Fennell

Simon Fennell is a Partner of William Blair. Mr. Fennell has co-managed William Blair’s International Growth strategy since 2013, its Institutional International Growth strategy since 2013, its International Leaders strategy since 2013 and its International Small Cap Growth strategy since 2017 along with associated separate accounts and commingled fund portfolios. He joined William Blair in 2011 as a research analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Mr. Fennell was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: M.A., University of Edinburgh; M.B.A., Johnson Graduate School of Management, Cornell University.

Kenneth J. McAtamney

Kenneth J. McAtamney is a Partner of William Blair. Mr. McAtamney has co-managed William Blair’s Global Leaders strategy since 2008, its International Leaders strategy since its inception in 2012, its International Growth strategy since 2017 and its Institutional International Growth strategy since 2017 along with associated separate account and commingled fund portfolios. Mr. McAtamney joined William Blair in 2005 as an international stock analyst. From 1997 to 2005, he was with Goldman Sachs in various capacities, including as a Vice President representing both International and Domestic Equities. Education: B.A., Finance, Michigan State University; M.B.A., Indiana University.

V.	Other Investment Companies Advised by William Blair Investment Management, LLC

The following table sets forth the size and rate of compensation for other funds advised by William Blair having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2021	Rate of Compensation
WB Mutual Fund	$1.302 billion	0.85%
Sub-Advised Account I*	$1.212 billion	$0 to $500 million: 0.30% $500 million to $1 billion: 0.25% Over $1 billion: 0.20%
Sub-Advised Account II	$1.164 billion	$0 to $150 million: 0.50% $150 million to $200 million:0.40% $200 million to $600 million: 0.30% Over $600 million: 0.25%
*	This Account is comprised of assets of multiple variable annuity product offerings of the same sponsor (or an affiliate of the sponsor). The combined assets are used in determining the rate of compensation.

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on November 30 – December 2, 2021, the Board, including a majority of the Independent Trustees, considered information relating to the appointment of William Blair to replace Invesco as the Fund’s Sub-Adviser and the William Blair Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the William Blair Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the William Blair Sub-Advisory Agreement. At the conclusion of the Board’s discussions, the Board approved the William Blair Sub-Advisory Agreement.

In reviewing the William Blair Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by William Blair, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to William Blair through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the William Blair Sub-Advisory Agreement.

Before approving the William Blair Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and William Blair and to consider the terms of the William Blair Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the William Blair Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by William Blair. The Board noted JNAM’s evaluation of William Blair, as well as JNAM’s recommendation, based on its review of William Blair, in connection with its approval of the William Blair Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of William Blair’s portfolio managers who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to William Blair’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to William Blair. The Board considered compliance reports about William Blair from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by William Blair under the William Blair Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of William Blair’s proposed investment mandate with similar investment strategies as compared to the Fund, the Fund’s benchmark index, and the Fund’s peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the William Blair Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid by JNAM to William Blair. The Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the proposed sub-advisory fee is lower than the current sub-advisory fee and the peer group average. The Board noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee is proposed to change. In this regard, the Board noted that the proposed advisory fee is lower than the current advisory fee and the peer group average. The Board also noted that the total expense ratio, after taking account of the proposed advisory and sub-advisory fee changes, will be lower than both the current total expense ratio and the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM and William Blair. The Board determined that profits expected to be realized by JNAM and William Blair were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and William Blair, the Board noted that the advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase, while William Blair’s sub-advisory fee rate was not subject to breakpoints. The Board also considered that the sub-advisory fee is and will be paid by JNAM (not the Fund). The Board concluded that the Fund’s fee schedules in some measure share economies of scale with shareholders.

Other Benefits to William Blair

In evaluating the benefits that may accrue to William Blair through its relationship with the Fund, the Board noted that William Blair may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that William Blair is not required to participate in the meetings, and that recommendations to hire or fire William Blair are not influenced by William Blair’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to William Blair through its relationship with the Fund, the Board noted that William Blair may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of William Blair as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the William Blair Sub-Advisory Agreement.

VII.	Additional Information

Ownership of the Fund

As of March 4, 2022, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Invesco International Growth Fund (Class A)	55,629,251.017
JNL/Invesco International Growth Fund (Class I)	15,839,865.837

As of March 4, 2022, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of March 4, 2022, the following persons beneficially owned more than 5% of the shares of the Fund :

JNL/Invesco International Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
JNL/Goldman Sachs Managed Growth Fund	1 Corporate Way Lansing, Michigan 48951	43.10%
JNL/Goldman Sachs Managed Moderate Growth Fund	1 Corporate Way Lansing, Michigan 48951	21.11%
JNL/Goldman Sachs Managed Aggressive Growth Fund	1 Corporate Way Lansing, Michigan 48951	20.46%
JNL/Goldman Sachs Managed Moderate Fund	1 Corporate Way Lansing, Michigan 48951	10.24%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of March 4, 2022, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2021, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2021, the Fund paid $1,761,890 in administration fees and $2,721,410 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the William Blair Sub-Advisory Agreement was approved.

VIII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2021, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the 1940 Act, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson, a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC and William Blair Investment Management, LLC

JNL Series Trust

Investment Sub-Advisory Agreement

Agreement, dated as of April 25, 2022, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and William Blair Investment Management, LLC (the “Sub-Adviser”), a limited liability company organized in the State of Delaware.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement effective September 13, 2021 with JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (the “Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services to each Fund identified on Schedule A in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Board, such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.	Services to be Rendered by the Sub-Adviser to the Trust

A.                  As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.                  As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                  obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)                formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)              take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)               use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)                keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)               cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)             in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii)           provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)               cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.                  In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (the “Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (the “By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (the “SEC”), as the same may be modified, amended or supplemented from time to time (the “Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (the “CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.                  Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.                   In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.                   The Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.                  The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

H.                  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities; any research provided by the broker that aids the Sub-Adviser’s investment decision-making process and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

I.                    Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.                    The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.                  The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.                   Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise, in its discretion, all rights and perform all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law.

M.                 The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.                  The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board from time-to-time.

O.                  The Sub-Adviser will review each Fund’s investment-related risk disclosures in the Prospectus and SAI, and the Sub-Adviser will certify to the Adviser on a quarterly basis that, based on the Sub-Adviser’s knowledge after due inquiry including consideration of market conditions, such disclosures appropriately address current market conditions affecting investments in the Fund.

3.	Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future investment company client, registered under the Investment Company Act, for which the Sub-adviser acts in a sub-advisory capacity, being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as each Fund.

4.	Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Liability and Indemnification

A.                  Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.                  Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser.

6.	Representations of Adviser

The Adviser represents, warrants and agrees that:

A.                  The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.                  The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.                  The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.                  The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.                   The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.	Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.                  The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                  The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.                  The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.                  The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any material amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

E.                   The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.                   The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G.                  The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any material amendments thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.                  The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by law, rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.                    The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.                    The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management that impacts the ability of the Sub-Adviser to fulfill its obligations under this Agreement or the departure of senior investment professionals involved in the management of the Fund to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.                  The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.	Commodity Exchange Act Matters

A.                  The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)       with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (the “NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)        with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)       only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.                  The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)       the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)       if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)       if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.                  The Adviser and the Sub-Adviser each further agree that:

(i)       to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)       the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)       the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)       the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.	Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.	Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.	Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.	Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board.

The confidential treatment of the information noted in this Agreement shall also apply to information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services.

13.	Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2023. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.	Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.	Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.	Use of Adviser’s Name

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds’ performance information within its composites compiled pursuant to the Global Investment Performance Standards (“GIPS®”).

17.	Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

18.	Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

19.	Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

20.	Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

21.	Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail) or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	William Blair Investment Management, LLC
150 North Riverside Plaza
Chicago, IL 60606
Attention: Robert Toner, Deputy General Counsel-IM
Email Address: btoner@williamblair.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

22.	Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

23.	Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

24.	Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

25.	Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC
By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

William Blair Investment Management, LLC
By:	/s/ Robert J Duwa
Name:	Robert J Duwa
Title:	Partner

Schedule A

April 25, 2022

(Funds)

JNL/William Blair International Leaders Fund

Schedule B

April 25, 2022

(Compensation)

JNL/William Blair International Leaders Fund
Average Daily Net Assets	Annual Rate

All Assets	0.27%

Exhibit B

Prospectus Comparison of the JNL/Invesco International Growth Fund

and the JNL/William Blair International Leaders Fund

JNL/William Blair International Leaders Fund

(formerly, JNL/Invesco International Growth Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek long-term ~~growth of~~ capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.51%~~0.52%~~
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
~~Acquired Fund Fees and Expenses[2]~~	~~0.01%~~
Total Annual Fund Operating Expenses [2]	0.97%~~0.99%~~

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.
~~[2]~~	~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.51%~~0.52%~~
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
~~Acquired Fund Fees and Expenses[2]~~	~~0.01%~~
Total Annual Fund Operating Expenses [2]	0.67%~~0.69%~~

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees
~~[2]~~	~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/William Blair International Leaders~~Invesco International Growth~~ Fund Class A
1 year	3 years	5 years	10 years
$ 99 ~~$101~~	$ 309 ~~$315~~	$ 536 ~~$547~~	$ 1,190 ~~$1,213~~

JNL/William Blair International Leaders~~Invesco International Growth~~ Fund Class I
1 year	3 years	5 years	10 years
$ 68 ~~$70~~	$ 214 ~~$221~~	$ 373 ~~$384~~	$ 835 ~~$859~~

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2021 - 12/31/2021	38%
~~1/1/2020 - 12/31/2020~~	~~57~~	~~%~~

Portfolio turnover for the period of January 1, 2021 to December 31, 2021 is from the prior sub-adviser, Invesco Advisers, Inc.

Principal Investment Strategies. Under normal market conditions, the Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair Investment Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes have above-average growth, profitability, and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 40-70 securities).

The Sub-Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan, and the markets of the Pacific Basin. The Fund may invest at least 40% of its net assets in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, and most Western European countries.

In choosing investments, the Sub-Adviser performs fundamental company analysis and focuses on stock selection. The Sub-Adviser generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. The Sub-Adviser believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Sub-Adviser will vary the Fund’s sector and geographic diversification based upon the Sub-Adviser’s ongoing evaluation of economic, market, and political trends throughout the world. In making decisions regarding country allocation, the Sub-Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries, and other pertinent financial, social, national and political factors.

~~The Fund seeks to achieve its objective by primarily investing in equity securities and depositary receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries in the developed markets of Western Europe and the Pacific Basin. The Fund may also invest no more than 40% of its total assets in emerging markets securities. Emerging markets countries are those countries that are generally in the initial stages of their industrial cycles. The Schedule of Investments included in the Fund’s annual and semi-annual reports identifies the countries in which the Fund has historically invested, as of the date of the reports.~~

~~A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.~~

~~The Fund invests primarily in securities of issuers that are considered by the Fund’s portfolio managers to have potential for earnings or revenue growth.~~

~~The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.~~

~~The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2020, the capitalization of companies in the Russell 1000® Index ranged from $624 million to $2,252.6 billion.~~

~~The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2020, the capitalization of companies in the Russell Midcap® Index ranged from $624 million to $59.7 billion.~~

~~The Fund also invests in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and The Shenzhen Stock Exchange).~~

~~The Fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.~~

~~The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated, though the Fund has typically not used these instruments.~~

~~The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. The use of such futures contracts is primarily intended to manage cash balances on a short-term basis, though the managers may on occasion use such instruments, where appropriate, to manage other elements of the Fund. A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date.~~

~~The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research. The fundamental research primarily focuses on identifying quality growth companies and is supported by quantitative analysis, portfolio construction and risk management. The strategy primarily focuses on identifying issuers that the Sub-Adviser believes have sustainable above-average earnings growth, efficient capital allocation, and attractive prices. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The Sub-Adviser may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.~~

~~The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	~~Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.~~

•	~~Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.~~
•	~~Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.~~
•	~~Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.~~
•	~~Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).~~
•	~~Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.~~
•	~~Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.~~
•	~~Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.~~
•	~~Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject the Fund to liquidity risk~~.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.
•	~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~

•	~~Foreign regulatory risk – The Adviser is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~
•	~~Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.~~
•	~~European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom's withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement, but the agreement will continue to be applied provisionally until it is formally ratified by the EU Parliament. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.~~
•	~~Pacific Rim investing risk – The Pacific Rim economies are in various stages of economic development. Many of the Pacific Rim economies may be intertwined, so they may experience recessions at the same time. Furthermore, many of the Pacific Rim economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. If the Fund concentrates investments in Pacific Rim markets, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within the Pacific Rim region and to be more volatile than the performance of more geographically diversified funds.~~
•	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.
•	~~China risk – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.~~

•	~~Investing in China A Shares risk – Investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to developing and emerging market countries described elsewhere in this prospectus.~~
•	~~Investing through Stock Connect risk – The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.~~
•	Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
•	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.
•	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
•	Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
•	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.
•	Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.
•	~~Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.~~
•	~~Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.~~
•	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to April 25, 2022 reflects the Fund’s results when managed by the former sub-adviser, Invesco Advisers, Inc. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. ~~Performance prior to April 25, 2022 reflects the Fund’s results when managed by the former sub-adviser, Invesco Advisers, Inc.~~ The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective December 31, 2021, for consistency with the Fund’s principal investment strategies, the Fund replaced the MSCI All Country World ex USA Growth Index (Net) with the Morningstar® Global ex-US Target Market Exposure Index℠ (Net) as the Fund’s primary benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 18.39%; Worst Quarter (ended 3/31/2020): -22.16%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 18.47%; Worst Quarter (ended 3/31/2020): -22.06%

Average Annual Total Returns as of 12/31/2021~~2020~~
	1 year		5 year		10 year
JNL/William Blair International Leaders~~Invesco International Growth~~ Fund (Class A)	6.20~~13.78~~	%	10.13~~8.55~~	%	8.03~~6.62~~	%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	8.24%		9.77%		7.38%
MSCI All Country World ex USA Growth Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.09~~22.20~~	%	13.06~~11.97~~	%	9.13~~6.94~~	%

Average Annual Total Returns as of 12/31/2021~~2020~~
	1 year		5 year		10 year
JNL/William Blair International Leaders~~Invesco International Growth~~ Fund (Class I)	6.48~~14.15~~	%	10.45~~8.84~~	%	8.28~~6.87~~	%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	8.24%		9.77%		7.38%
MSCI All Country World ex USA Growth Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.09~~22.20~~	%	13.06~~11.97~~	%	9.13~~6.94~~	%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
William Blair Investment Management, LLC ("William Blair") ~~Invesco Advisers, Inc. ("Invesco")~~

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Alaina Anderson, CFA	April 2022	Partner, William Blair
Simon Fennell	April 2022	Partner, William Blair
Kenneth J. McAtamney	April 2022	Partner, William Blair
~~Clas Olsson~~	~~2007~~	~~Portfolio Manager, Invesco~~
~~Mark Jason~~	~~2011~~	~~Portfolio Manager, Invesco~~
~~Richard Nield~~	~~2013~~	~~Portfolio Manager, Invesco~~
~~Brent Bates~~	~~2013~~	~~Portfolio Manager, Invesco~~

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

JNL/William Blair International Leaders Fund

(formerly, JNL/Invesco International Growth Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek long-term ~~growth of~~ capital appreciation.

Principal Investment Strategies. Under normal market conditions, the Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair Investment Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes have above-average growth, profitability, and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 40-70 securities).

The Sub-Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan, and the markets of the Pacific Basin. The Fund may invest at least 40% of its net assets in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, and most Western European countries.

In choosing investments, the Sub-Adviser performs fundamental company analysis and focuses on stock selection. The Sub-Adviser generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. The Sub-Adviser believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Sub-Adviser will vary the Fund’s sector and geographic diversification based upon the Sub-Adviser’s ongoing evaluation of economic, market, and political trends throughout the world. In making decisions regarding country allocation, the Sub-Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries, and other pertinent financial, social, national and political factors.

Investments in equity and equity-related securities in the Greater China region will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region may be volatile.

For the avoidance of doubt, in appropriate circumstances, synthetic instruments, such as derivatives, and other investment companies may count toward the Fund’s 80% investment policy if those instruments have economic characteristics similar to the other investments included in the 80% policy.

~~The Fund seeks to achieve its objective by primarily investing in equity securities and depositary receipts of foreign issuers that are considered by the Fund’s portfolio managers to have strong earnings growth. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in the securities of companies located in at least three countries in the developed markets of Western Europe and the Pacific Basin. The Fund may also invest no more than 40% of its total assets in emerging markets securities. Emerging markets countries are those countries that are generally in the initial stages of their industrial cycles. The Schedule of Investments included in the Fund’s annual and semi-annual reports identifies the countries in which the Fund has historically invested, as of the date of the reports.~~

~~A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.~~

~~The Fund invests primarily in securities of issuers that are considered by the Fund’s portfolio managers to have potential for earnings or revenue growth.~~

~~The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.~~

~~The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2020, the capitalization of companies in the Russell 1000® Index ranged from $624 million to $2,252.6 billion.~~

~~The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2020, the capitalization of companies in the Russell Midcap® Index ranged from $624 million to $59.7 billion.~~

~~The Fund may invest in China A-shares through the mutual market access program in which investors such as the Fund can deal in permitted securities listed on the relevant stock exchanges in mainland China through The Stock Exchanges of Hong Kong Limited and clearing house in Hong Kong or other stock exchanges in the future as permitted by the regulators and their respective clearing house (“Connect Program”). The Fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.~~

~~The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated, though the Fund has typically not used these instruments.~~

~~The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. The use of such futures contracts is primarily intended to manage cash balances on a short-term basis, though the managers may on occasion use such instruments, where appropriate, to manage other elements of the Fund. A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date.~~

~~The Fund may invest up to 20% of its assets in high-grade short-term securities and debt securities including U.S. Government obligations and investment grade corporate bonds, whether denominated in U.S. dollars or foreign currencies.~~

~~The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.~~

~~The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research. The fundamental research primarily focuses on identifying quality growth companies and is supported by quantitative analysis, portfolio construction and risk management. The strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The Sub-Adviser may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original~~

~~investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.~~

~~In response to market, economic, political, or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes. If the Sub-Adviser does so, different factors could affect the Fund's performance and the Fund may not~~

~~achieve its investment objective.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Market risk
~~•~~	~~Stock risk~~

~~•~~	~~Volatility risk~~
~~•~~	~~Equity securities risk~~
~~•~~	~~Investment strategy risk~~
~~•~~	~~Investment style risk~~
~~•~~	~~Preferred stock risk~~
~~•~~	~~Concentration risk~~
~~•~~	~~Accounting risk~~
~~•~~	~~Depositary receipts risk~~
•	Foreign securities risk
•	Currency risk
~~•~~	~~Financial services risk~~
~~•~~	~~Foreign regulatory risk~~
~~•~~	~~Company risk~~
~~•~~	~~European investment risk~~
~~•~~	~~Pacific Rim investing risk~~
•	Emerging markets and less developed countries risk
~~•~~	~~China risk~~
~~•~~	~~Investing in China A Shares risk~~
~~•~~	~~Investing through Stock Connect risk~~
•	Mid-capitalization and small-capitalization investing risk
•	Large-capitalization investing risk
•	Investment style risk
•	Concentration risk
•	Sector risk
•	Company risk
~~•~~	~~Derivatives risk~~
~~•~~	~~Forward and futures contract risk~~
•	Managed portfolio risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed-income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed-income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed-income securities, including those owned by the Fund, to fall.

Risks of Investments in China A-shares through the Connect Program. The Connect Program is subject to daily quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The relevant China A-shares market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the relevant stock exchanges in mainland China and The Stock Exchange of Hong Kong Limited or other regulatory authorities of other stock exchanges in the future as permitted, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the relevant exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the relevant exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the relevant China stock exchange (“ChinaClear”) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	China risk
•	Investing in China A Shares risk
•	Investing through Stock Connect risk
•	China and India country specific risk
•	Counterparty risk
•	Credit risk
•	Cybersecurity risk
•	Derivatives risk
•	Expense risk
•	Government regulatory risk
•	Interest rate risk
•	Investment in other investment companies risk
•	Leverage risk
•	Liquidity risk
~~•~~	~~Market Risk~~
•	Portfolio turnover risk
•	Redemption risk
•	Regulatory investment limits risk
•	Securities lending risk
•	Settlement risk
•	Tax risk
•	Temporary defensive positions and large cash positions risk
•	U.S. Government securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the Fund is William Blair Investment Management, LLC ("William Blair" or "Sub-Adviser"), located at 150 North Riverside Plaza, Chicago, Illinois 60606. William Blair is a global investment firm registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C. ("William Blair & Company"), a firm that was founded in 1935 and is registered with the SEC as both an investment adviser and a securities broker-dealer. William Blair and William Blair & Company (each of which is a privately held company) are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by certain William Blair and William Blair & Company employees.

Alaina Anderson, CFA, is a Partner of William Blair. Ms. Anderson has co-managed William Blair’s International Leaders strategy since 2021. Ms. Anderson has managed William Blair’s International Leaders ADR strategy since 2019. Before that, Ms. Anderson covered multiple sectors as a research analyst for William Blair, including the Consumer and Health Care sectors, along with her most recent responsibilities covering real assets companies. Before joining William Blair in 2006, Ms. Andersen was a senior analyst in the investments department of the MacArthur Foundation, where she provided research support for internally managed portfolios and was involved in investment manager due diligence, selection and monitoring for the foundation’s U.S., non-U.S., and hedge fund portfolios. Before joining the MacArthur Foundation, Ms. Andersen was an investor relations consultant with Ashton Partners and a financial advisor with UBS Painewebber. She is a member of the CFA Institute and the CFA Society Chicago. Education: B.S., Wharton School at the University of Pennsylvania and an M.B.A. from the University of Chicago’s Booth School of Business.

Simon Fennell is a Partner of William Blair. Mr. Fennell has co-managed William Blair’s International Growth strategy since 2013, its Institutional International Growth strategy since 2013, its International Leaders strategy since 2013 and its International Small Cap Growth strategy since 2017 along with associated separate accounts and commingled fund portfolios. He joined William Blair in 2011 as a research analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Mr. Fennell was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: M.A., University of Edinburgh; M.B.A., Johnson Graduate School of Management, Cornell University.

Kenneth J. McAtamney is a Partner of William Blair. Mr. McAtamney has co-managed William Blair’s Global Leaders strategy since 2008, its International Leaders strategy since its inception in 2012, its International Growth strategy since 2017 and its Institutional International Growth strategy since 2017 along with associated separate account and commingled fund portfolios. Mr. McAtamney joined William Blair in 2005 as an international stock analyst. From 1997 to 2005, he was with Goldman Sachs in various capacities, including as a Vice President representing both International and Domestic Equities. Education: B.A., Finance, Michigan State University; M.B.A., Indiana University.

~~The Sub-Adviser to the Fund is Invesco Advisers, Inc. (“Invesco” or "Sub-Adviser"), located at 1555 Peachtree, N.E, Atlanta, GA 30309. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.~~

~~The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:~~

~~Clas Olsson, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco and/or affiliates since 1994.~~

~~Mark Jason, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2001.~~

~~Richard Nield, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or affiliates since 2000.~~

~~Brent Bates, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or affiliates since 1996.~~

~~A Lead Manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.~~

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2021~~2020~~.